EXHIBIT 99.1

NEWS RELEASE

CONTACT: Michael Budnitsky

Chief Executive Officer

818-591-9800

UNICO AMERICAN CORPORATION REPORTS

FOURTH QUARTER AND FULL YEAR 2020 FINANCIAL RESULTS

Calabasas, CA, March 1, 2021 – Unico American Corporation (NASDAQ – “UNAM”) (“Unico” or the “Company”), announced today its consolidated financial results for the three and twelve months ended December 31, 2020. For the three months ended December 31, 2020, net loss was $2,071,985 ($0.39 diluted loss per share) compared to net loss of $2,380,419 ($0.45 diluted loss per share) for the three months ended December 31, 2019. For the twelve months ended December 31, 2020, net loss was $21,491,113 ($4.05 diluted loss per share) compared to net loss of $3,115,703 ($0.59 diluted loss per share) for the twelve months ended December 31, 2019. Book value per share was $6.60 and $10.38 at December 31, 2020, and December 31, 2019, respectively.

Results of Operations

	Three Months Ended December 31
			Increase (Decrease)
	2020	2019	$	%

Gross written premium	$8,998,056	$8,375,614	$622,442	7%
Net investment income	$500,908	$516,460	$(15,552)	(3)%
Gross commissions and fees	$438,769	$520,287	$(81,518)	(16)%
Losses and loss adjustment expenses	$6,556,578	$7,224,759	$(668,181)	(9)%
Policy acquisition costs	$1,272,653	$1,389,781	$(117,128)	(8)%
Salaries and employee benefits	$1,405,270	$1,005,601	$399,669	40%
Other operating expenses	$1,129,931	$947,697	$182,234	19%
Income tax expense (benefit)	$4,445	$(45,796)	$50,241	110%

The increase in gross written premium during the three months ended December 31, 2020, was due primarily to growth in the Company’s Transportation vertical, transacted by wholly owned subsidiary Crusader Insurance Company (“Crusader”). The Transportation vertical transacts insurance primarily for long-haul trucking operations that are domiciled in California. The growth in the Company’s Transportation vertical was partially offset by coronavirus-related contraction in the Food, Beverage & Entertainment underwriting vertical for Crusader.

The decrease in net investment income during the three months ended December 31, 2020, was due primarily to a decrease in average invested assets and lower market yields.

The decrease in gross commission and fees during the three months ended December 31, 2020, was due primarily to decreases in property and casualty insurance policy fee income and health insurance program commission income as a result of decrease in the number of issued policies.

The decrease in loss and loss adjustment expenses during the three months ended December 31, 2020, was due primarily to lower contributions to incurred but not reported (“IBNR”) reserves associated with the Apartments & Commercial Buildings and Transportation verticals during the three months ended December 31, 2020, compared to the three months ended December 31, 2019.

1 of 8

The decrease in policy acquisition costs during the three months ended December 31, 2020, was due primarily to higher ceding commission Crusader received on premium ceded to its reinsurers.

The increase in salaries and employee benefits during the three months ended December 31, 2020, was due primarily to increases in executive compensation, increases in employee benefits due to higher medical insurance rates, and vacation accruals due to less vacation taken by the employees as a result of the ongoing coronavirus pandemic.

The increase in other operating expenses during the three months ended December 31, 2020, was due primarily to increases in legal and communication expenses, partially offset by decreases in consulting and advertising expenses.

Income tax expense was $4,445 (0% of pre-tax loss) for the three months ended December 31, 2020, and income tax benefit was $45,796 (2% of pre-tax loss) for the three months ended December 31, 2019. The fluctuation in the income tax rate as a percentage of pre-tax loss for the three months ended December 31, 2020, when compared to the three months ended December 31, 2019, is primarily due to an increase in the valuation allowance related to deferred tax assets on federal net operating losses.

	Twelve Months Ended December 31
			Increase (Decrease)
	2020	2019	$	%

Gross written premium	$36,642,830	$35,803,950	$838,880	2%
Net investment income	$1,988,243	$2,097,942	$(109,699)	(5)%
Gross commissions and fees	$1,827,263	$2,176,658	$(349,395)	(16)%
Losses and loss adjustment expenses	$34,642,920	$22,576,127	$12,066,793	53%
Policy acquisition costs	$4,898,807	$4,960,846	$(62,039)	(1)%
Salaries and employee benefits	$6,364,170	$4,067,852	$2,296,318	56%
Other operating expenses	$4,502,414	$2,844,083	$1,658,331	58%
Income tax expense (benefit)	$3,547,598	$(134,187)	$3,681,785	2,744%

The increase in gross written premium during the twelve months ended December 31, 2020, was due primarily to growth in the Company’s Transportation vertical, transacted by Crusader. The Transportation vertical transacts insurance primarily for long-haul trucking operations that are domiciled in California. The growth in the Company’s Transportation vertical was partially offset by coronavirus-related contraction in the Food, Beverage & Entertainment underwriting vertical for Crusader.

The decrease in net investment income during the twelve months ended December 31, 2020, was due primarily to a decrease in average invested assets and lower market yields.

The decrease in gross commission and fees during the twelve months ended December 31, 2020, was due primarily to decreases in property and casualty insurance policy fee income and health insurance program commission income as a result of decrease in the number of issued policies.

2 of 8

The increase in loss and loss adjustment expenses during the twelve months ended December 31, 2020, was due primarily to increases in IBNR reserves associated with the Apartments & Commercial Buildings and Transportation verticals resulting from significantly more conservative estimates for expected claims frequency, claims severity and ultimate incurred losses and loss adjustment expenses during the quarterly re-evaluation of the loss and loss adjustment expense reserves as of September 30, 2020.

The decrease in policy acquisition costs during the twelve months ended December 31, 2020, was due primarily to increase of ceding commission that Crusader received as a result of increase in premium ceded to its reinsurers.

The increase in salaries and employee benefits during the twelve months ended December 31, 2020, was due primarily to costs associated with a termination of an employment agreement with an executive, increases in executive compensation, increases in employee benefits due to higher medical insurance rates, and vacation accruals due to less vacation taken by the employees as a result of the ongoing coronavirus pandemic.

The increase in other operating expenses during the twelve months ended December 31, 2020, was due primarily to increases in legal, depreciation and communication expenses, fees associated with the reinsurance arrangement with United Specialty Insurance Company, and higher board of director fees.

Income tax expense was $3,547,598 (-20% of pre-tax loss) for the twelve months ended December 31, 2020 and income tax benefit was $134,187 (4% of pre-tax loss) for the twelve months ended December 31, 2019. The fluctuation in the income tax rate as a percentage of pre-tax loss for the twelve months ended December 31, 2020, when compared to the twelve months ended December 31, 2019, is primarily due to an increase in the valuation allowance related to deferred tax assets on federal net operating losses.

As of December 31, 2020, the Company had deferred tax assets of $7,769,603 generated from $36,998,110 of federal net operating loss carryforwards that will begin to expire in 2035 and deferred tax assets of $2,402,438 generated from state net operating loss carryforwards which expire between 2028 and 2040. In connection with preparation of its consolidated financial statements, the Company periodically performs an analysis of future income projections to determine the adequacy of the valuation allowance. In light of the net losses that were generated in recent years, for the twelve months ended December 31, 2020, the Company has established a valuation allowance for the aggregate amount of the federal and state net operating losses and other deferred tax assets in the amount of $10,557,800 that, in management’s judgment, are not more-likely-than-not to be realized. For the year ended December 31, 2019, the Company carried a valuation allowance on deferred tax assets generated from federal and state net operating losses in the amount of $600,000 and $1,931,665, respectively.

Management Commentary

“Unico has experienced a lot of turbulence in the past 12 months,” said Michael Budnitsky, Interim President and CEO. “Our management team of seasoned insurance professionals is stronger due to the recent personnel additions, and it is working hard to finish addressing issues of the past and to build a stronger company for the future. We are developing more meaningful relationships with our producers, utilizing rate and form flexibility provided by the United Specialty Insurance Company facility, and considering new geographic markets and niche products with better expected underwriting results. It is a pleasure to work with this team.”

3 of 8

Definitions and Non-GAAP Financial Measures

Written premium is a non-GAAP financial measure that is defined, under the statutory accounting practices prescribed or permitted by the California Department of Insurance, as the contractually determined amount charged by the insurance company to the policyholder for the effective period of the contract based on the expectation of risk, policy benefits, and expenses associated with the coverage provided by the terms of the policies. Written premium is a required statutory measure. Written premium is defined under U.S. generally accepted accounting principles (“GAAP”) in Accounting Standards Codification Topic 405, “Liabilities,” as “premiums on all policies an entity has issued in a period.” Earned premium, the most directly comparable GAAP measure to written premium, represents the portion of written premium that is recognized as income in the financial statements for the period presented and earned on a pro-rata basis over the terms of the policies. Written premium is intended to reflect production levels and is meant as supplemental information and not intended to replace earned premium. Such information should be read in conjunction with the GAAP financial results.

The following is a reconciliation of gross written premium (before premium ceded to reinsurers) to net earned premium (after premium ceded to reinsurers):

	Three Months Ended December 31		Twelve Months Ended December 31
	2020	2019	2020	2019

Gross written premium	$8,998,056	$8,375,614	$36,642,830	$35,803,950
Less: written premium ceded to reinsurers	(2,075,050)	(1,947,920)	(8,078,748)	(7,153,130)
Net written premium	6,923,006	6,427,694	28,564,082	28,650,820
Change in gross unearned premium	444,132	576,277	(377,961)	(1,845,748)
Change in ceded unearned premium	(4,487)	(27,464)	(17,953)	(67,604)
Net earned premium	$7,362,651	$6,976,507	$28,168,168	$26,737,468

About Unico

Headquartered in Calabasas, California, Unico is an insurance holding company whose subsidiaries underwrite and market property and casualty insurance, and transact health insurance, insurance premium financing and membership association services. Since 1985, the majority of Unico’s financial activity has been related to the operations of its subsidiary, Crusader. For more information concerning Crusader, please visit Crusader’s website at www.crusaderinsurance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (or “the Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (or “the Exchange Act”). In this context, forward-looking statements are not historical facts and include statements about the Company’s plans, objectives, beliefs and expectations. Forward-looking statements include statements preceded by, followed by, or that include the words “believes,” “expects,” “anticipates,” “seeks,” “plans,” “estimates,” “intends,” “projects,” “targets,” “should,” “could,” “may,” “will,” “can,” “can have,” “likely,” the negatives thereof or similar words and expressions.

4 of 8

Forward-looking statements are only predictions and are not guarantees of future performance. These statements are based on current expectations and assumptions involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. These predictions are also affected by known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. The Company’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Such factors include, but are not limited to, the ongoing impact of the coronavirus (COVID-19) pandemic; failure to meet minimum capital and surplus requirements; vulnerability to significant catastrophic property loss; a change in accounting standards issued by the Financial Accounting Standards Board; ability to adjust claims accurately; insufficiency of loss and loss adjustment expense reserves to cover future losses; changes in federal or state tax laws; ability to realize deferred tax assets; ability to accurately underwrite risks and charge adequate premium; ability to obtain reinsurance or collect from reinsurers and or losses in excess of reinsurance limits; extensive regulation and legislative changes; reliance on subsidiaries to satisfy obligations; downgrade in financial strength rating by A.M. Best; changes in interest rates; investments subject to credit, prepayment and other risks; geographic concentration; reliance on independent insurance agents and brokers; insufficient reserve for doubtful accounts; litigation; enforceability of exclusions and limitations in policies; reliance on information technology systems; ability to prevent or detect acts of fraud with disclosure controls and procedures; change in general economic conditions; dependence on key personnel; ability to attract, develop and retain employees and maintain appropriate staffing levels; insolvency, financial difficulties, or default in performance of obligations by parties with significant contracts or relationships; ability to effectively compete; maximization of long-term value and no focus on short-term earnings expectations; control by a small number of shareholders; failure to maintain effective system of internal controls; and difficulty in effecting a change of control or sale of any subsidiaries.

Please see Part I - Item 1A – “Risk Factors” in the Company’s 2019 Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission (“SEC”), as well as other documents the Company files or furnishes with the SEC from time-to-time, for other important risks and uncertainties that could cause the Company’s actual results to differ materially from its current expectations and from the forward-looking statements discussed herein. Because of these and other risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, for any reason.

Financial Tables Follow –

5 of 8

UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in thousands)

	December 31	December 31
	2020	2019
	(Unaudited)
ASSETS
Investments
Available-for-sale:
Fixed maturities, at fair value (amortized cost: $80,071 at December 31, 2020, and $82,002 at December 31, 2019)	$83,409	$83,500
Held-to-maturity:
Fixed maturities, at amortized cost (fair value: $798 at December 31, 2020, and $798 at December 31, 2019)	798	798
Equity securities, at fair value (cost: $2,548 at December 31, 2020, and $0 at December 31, 2019)	2,747	—
Short-term investments, at fair value	200	2,197
Total Investments	87,154	86,495
Cash and cash equivalents	3,958	5,782
Accrued investment income	402	397
Receivables, net	3,321	4,019
Reinsurance recoverable:
Paid losses and loss adjustment expenses	621	686
Unpaid losses and loss adjustment expenses	22,254	14,726
Deferred policy acquisition costs	3,503	3,620
Property and equipment, net	10,374	10,227
Deferred income taxes	—	3,925
Other assets	314	430
Total Assets	$131,901	$130,307

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Unpaid losses and loss adjustment expenses	$74,894	$55,067
Unearned premiums	18,188	17,810
Advance premium and premium deposits	209	219
Accrued expenses and other liabilities	3,577	2,130
Total Liabilities	96,868	75,226

Commitments and contingencies

STOCKHOLDERS’ EQUITY
Common stock, no par value – authorized 10,000,000 shares; 5,304,885 and 5,306,720 shares issued and outstanding at December 31, 2020, and December 31, 2019, respectively	3,772	3,773
Accumulated other comprehensive income	2,637	1,183
Retained earnings	28,624	50,125
Total Stockholders’ Equity	35,033	55,081

Total Liabilities and Stockholders' Equity	$131,901	$130,307

6 of 8

UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

($ in thousands, except per share)

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2020	2019	2020	2019
REVENUES
Insurance company operation:
Net earned premium	$7,363	$6,976	$28,168	$26,737
Investment income	501	517	1,988	2,098
Net realized investments gains (losses)	58	—	98	(13)
Net unrealized investments gains on equity securities	155	—	198	—
Other income (loss)	(246)	100	33	123
Total Insurance Company Operation	7,831	7,593	30,485	28,945

Other insurance operations:
Gross commissions and fees	439	521	1,827	2,177
Finance fees earned	49	70	241	240
Other income	—	—	7	11
Total Revenues	8,319	8,184	32,560	31,373

EXPENSES
Losses and loss adjustment expenses	6,557	7,225	34,643	22,576
Policy acquisition costs	1,273	1,390	4,899	4,961
Salaries and employee benefits	1,405	1,006	6,364	4,068
Commissions to agents/brokers	22	42	95	174
Other operating expenses	1,130	947	4,503	2,844
Total Expenses	10,387	10,610	50,504	34,623

Loss before taxes	(2,068)	(2,426)	(17,944)	(3,250)
Income tax expense (benefit)	4	(46)	3,547	(134)
Net Loss	$(2,072)	$(2,380)	$(21,491)	$(3,116)

PER SHARE DATA:
Basic
Loss per share	$(0.39)	$(0.45)	$(4.05)	$(0.59)
Weighted average shares	5,305,112	5,306,729	5,305,829	5,306,879
Diluted
Loss per share	$(0.39)	$(0.45)	$(4.05)	$(0.59)
Weighted average shares	5,305,112	5,306,729	5,305,829	5,306,879

7 of 8

UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

($ in thousands)

	Twelve Months Ended
	December 31
	2020	2019
Cash flows from operating activities:
Net loss	$(21,491)	$(3,116)
Adjustments to reconcile net loss to net cash from operations:
Depreciation and amortization	674	565
Bond amortization, net	33	(19)
Bad debt expense	6	9
Net realized investment losses (gains)	(98)	13
Net unrealized investment gains on equity securities	(198)	—
Changes in assets and liabilities:
Net receivables and accrued investment income	687	(98)
Reinsurance recoverable	(7,463)	(5,881)
Deferred policy acquisition costs	117	(130)
Other assets	116	127
Unpaid losses and loss adjustment expenses	19,827	3,410
Unearned premium	378	1,845
Advance premium and premium deposits	(10)	(15)
Accrued expenses and other liabilities	1,447	285
Income taxes current/deferred	3,539	(158)
Net Cash Used by Operating Activities	(2,436)	(3,163)

Cash flows from investing activities:
Purchase of fixed maturity investments	(20,581)	(10,975)
Purchase of equity securities	(2,548)	—
Proceeds from maturity of fixed maturity investments	16,051	10,138
Proceeds from sale or call of investments	6,525	3,472
Net decrease in short-term investments	1,997	2,494
Additions to property and equipment	(821)	(1,100)
Net Cash Provided by Investing Activities	623	4,029

Cash flows from financing activities:
Repurchase of common stock	(11)	(2)
Net Cash Used by Financing Activities	(11)	(2)

Net increase (decrease) in cash and cash equivalents	(1,824)	864
Cash and cash equivalents at beginning of period	5,782	4,918
Cash and Cash Equivalents at End of Period	$3,958	$5,782

Supplemental cash flow information
Cash paid during the period for:
Interest	—	—
Income taxes	$9	$9

8 of 8